Asset retirement obligations	12 Months Ended
Dec. 31, 2019
Disclosure of Asset Retirement Obligations [abstract]
Asset retirement obligations
17. Asset retirement obligations

	Turkey	Canada	Greece	Romania	Brazil	Total

At January 1, 2019	$36,479	$12,215	$40,069	$1,364	$4,016	$94,143
Accretion during the year	981	316	1,090	39	106	2,532
Revisions to estimate	2,330	107	3,704	130	—	6,271
Settlements	(594)	—	(2,213)	—	—	(2,807)
Reclassified to liabilities associated with assets held for sale	—	—	—	—	(4,122)	(4,122)
At December 31, 2019	39,196	12,638	42,650	1,533	—	96,017
Less: Current portion	—	—	(1,782)	—	—	(1,782)
Long term portion	$39,196	$12,638	$40,868	$1,533	$—	$94,235

Estimated undiscounted amount	$48,064	$14,998	$56,467	$2,287	$4,416	$126,232

	Turkey	Canada	Greece	Romania	Brazil	Total

At January 1, 2018	$37,321	$9,453	$47,461	$1,405	$4,044	$99,684
Accretion during the year	896	—	1,035	36	71	2,038
Revisions to estimate	(1,117)	2,762	(3,512)	(77)	(99)	(2,043)
Settlements	(621)	—	(4,915)	—	—	(5,536)
At December 31, 2018	36,479	12,215	40,069	1,364	4,016	94,143
Less: Current portion	—	—	(824)	—	—	(824)
Long term portion	$36,479	$12,215	$39,245	$1,364	$4,016	$93,319

Estimated undiscounted amount	$48,454	$14,989	$65,274	$2,335	$4,121	$135,173

The Company’s asset retirement obligations relate to the restoration and rehabilitation of the Company’s mining operations and projects under development. The expected timing of cash flows in respect of the provision is based on the estimated life of the various mining operations. The increase in the estimate of the obligation in 2019 was mainly due to an update of estimated closure costs at Stratoni, together with lower discount rates.
The provision is calculated as the present value of estimated future net cash outflows based on the following key assumptions:

	Turkey	Canada	Greece	Romania	Brazil
	%	%	%	%	%
At December 31, 2019
Inflation rate	1.8	1.8	1.7 to 1.9	1.9	1.6
Discount rate	1.9	1.9	1.7 to 2.3	2.3	1.6

At December 31, 2018
Inflation rate	2.2 to 2.3	2.2 to 2.3	2.2 to 2.3	2.2 to 2.3	2.2 to 2.3
Discount rate	2.7	2.7	2.5 to 2.9	2.9	2.6

17. Asset retirement obligations (continued)
The discount rate is a risk-free rate based on U.S. Treasury bond rates with maturities commensurate with site mine lives. U.S. Treasury bond rates have been used for all of the mine sites as the liabilities are denominated in U.S. dollars and the majority of the expenditures are expected to be incurred in U.S. dollars. Similarly, the inflation rates used in determining the present value of the future net cash outflows are based on U.S inflation rates.
In relation to the asset retirement obligations in Greece, the Company has the following:
a) A €50.0 million Letter of Guarantee to the MEECC as security for the due and proper performance of rehabilitation works committed in relation to the mining and metallurgical facilities of the Kassandra Mines (Olympias, Stratoni and Skouries) and the removal, cleaning and rehabilitation of the old Olympias tailings. This Letter of Guarantee is renewed annually, expires on July 26, 2026 and has an annual fee of 222 basis points.
b) A €7.5 million Letter of Guarantee to the MEECC for the due and proper performance of the Kokkinolakkas Tailings Management Facility, committed in connection with the Environmental Impact Assessment approved for the Kassandra Mines (Olympias, Stratoni and Skouries). The Letter of Guarantee is renewed annually and expires on July 26, 2026. The Letter of Guarantee has an annual fee of 222 basis points.